Investments - Changes in Non-Marketable Investments Not Accounted for Under the Equity Method (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Equity Securities Without Readily Determinable Fair Value [Roll Forward]
Balance at beginning of year	$ 4,283	$ 4,435
Impairments	0	(250)
Cash investments in equity securities, net	929	342
Foreign currency translation adjustments	540	(244)
Balance at end of year	$ 5,752	$ 4,283